UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 12, 2015

Journal Media Group, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	333-201540	47-1939596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203

(Address of principal executive offices, including zip code)

(414) 224-2000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.             Other Events.

On March 12, 2015, Brian Ross agreed to become a director of Journal Media Group, Inc. (the “Company”) subject to and effective as of the closing of the transactions contemplated by that certain Master Transaction Agreement, dated as of July 30, 2014, by and among The E. W. Scripps Company, Scripps Media, Inc., Desk Spinco, Inc., Scripps NP Operating, LLC (f/k/a Desk NP Operating, LLC), Desk BC Merger, LLC, Journal Communications, Inc., Boat Spinco, Inc., the Company, Desk NP Merger Co. and Boat NP Merger Co.

Item 9.01.             Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

(99)                          Consent of Person to Become Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL MEDIA GROUP, INC.

Date: March 13, 2015	By:	/s/ William Appleton
William Appleton
Vice President

JOURNAL MEDIA GROUP, INC.

EXHIBIT INDEX TO FORM 8-K

Report Dated March 12, 2015

Exhibit No.

(99)	Consent of Person to Become Director.